                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON D.C. 20549


                                   FORM 8-K


              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                          THE SECURITIES ACT OF 1934




DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)  June 22, 1998
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                          PREMIER LASER SYSTEMS, INC.
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            (Exact name of registrant as specified in its charter)



       California                        0-25242                 33-0472684
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(State or other jurisdiction     (Commission File Number)    (I.R.S. Employer
     of incorporation)                                       Identification No.)



                    3 Morgan, Irvine, California                      92718
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              (Address of principal executive offices)              (Zip Code)


Registrant's telephone number, including area code  (714) 859-0656
                                                   -----------------------------



                                Not Applicable
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        (Former name or former address, if changed since last report.)

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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

     On June 22, 1998, the Company engaged the firm of Haskell & White LLP, as its independent certifying accountants.

     Prior to the engagement of Haskell & White LLP, management of the Company discussed with representatives of Haskell & White LLP issues relating to the Company's disagreement with its former auditors. Such issues principally involved the procedures taken by the Company in response to the Company's discovery of possible inaccuracies in previously reported financial results, and accounting principles relating to the proper recognition of income for transactions occurring in prior fiscal periods, including the year ended March 31, 1997 and subsequent fiscal quarters. However, Haskell & White LLP was not requested to, and did not, provide advice with respect to any accounting and reporting matters including resolutions to the issues discussed above.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      PREMIER LASER SYSTEMS, INC.


June 25, 1998                         By: /s/ COLETTE COZEAN
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                                         Colette Cozean, Chief Executive Officer


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